SECURITIES AND EXCHANGE COMMISSION
			 WASHINGTON, D.C. 20549
                          --------------------


                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITEIS EXCHANGE ACT OF 1934

                            December 15, 2004
               Date of report (Date of earliest event reported)

                              ENUCLEUS, INC.
         ------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                          0-14039        11-2714721
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          (Commission File Number)   (I.R.S. Employer Identification No.)

                              4000 Main Street
                            Bay Harbor, MI 49770
                          ------------------------
                   (Address of Principal Executive Offices)


                                231/439-2708
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              (Registrant's Telephone Number, Including Area Code)

Section 1 - Registrant's Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

(a) On May 31, 2005, eNucleus Inc. (the "Company") entered into an employment agreement with John C. Paulsen. The material terms of such agreement include a two year term, a salary of $175,000 per year and the issuance of 350,000 options to Mr. Paulsen for each year.

(b) On May 31, 2005, the Company entered into an employment agreement with Dhru Desai. The material terms of such agreement include a two year term, a salary of $175,000 per year and the issuance of 350,000 options to Mr. Desai for each year.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On June 2, 2005, the board of directors of the Company appointed Randy Edgerton as the President and Chief Executive Officer and a member of the board of directors of the Company. Mr. Edgerton is transitioning from Executive Vice President of the Company. Prior to Joining the Company, Mr. Edgerton was at TAK Industrial Corp/TAK Acquistion DBA - TAK Group serving as President from 1996 to 2004. The board of directors has not yet determined which board committee
Mr. Edgerton will join. Mr. Edgerton is not related to any of the existing or nominated directors or executive officers. Mr. Edgerton has not had a direct or indirect material interest in any transaction with the Company. Mr. Edgerton's employment terms with the Company include a $150,000 annual salary and the issuance of 200,000 options per year.

On June 2, 2005, each of Raymond Pirtle, Jr., Augustine N. Esposito, Al Case and Ed Skoldberg was appointed a member of the board of directors of the Company. The board of directors has not yet determined which board committee Messrs. Pirtle, Esposito, Case and Skoldberg will join. There is no arrangement or understanding between any of Messrs. Pirtle, Esposito, Case and Skoldberg and any other individual pursuant to which any of them was appointed as a director and there are no related party transactions between any of them and the Company.

On June 2, 2005, John C. Paulsen stepped down from his position as Chief Executive Officer and Chairmain of the Board of the Company. Mr.
Paulsen remains a member of the board of directors and an employee of the Company focusing on merger and acquisitions strategy, strategic planning and corporate development.

On June 2, 2005, Dhru Desai stepped down from his position as President of the Company. Mr. Desai remains a member of the board of directors of the Company and will be the Chairman of the Board. Mr. Desai also remains an employee of the Company focusing on merger and acquisition strategy, corporate governance and overseas operations.

A copy of the June 3, 2005 press release of the Company announcing these officer and director appointments is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1. June 3, 2005 press release announcing certain officer and director appointments.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: June 2, 2005
                                      Enucleus, Inc.

                                      By: /s/ Randy Edgerton
                                      ----------------------------
                                          Randy Edgerton
                                          President and Chief Executive
                                          Officer